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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the application of our report dated June 21, 1996 relating to the combined financial statements of Premier Document Management, Inc. and Affiliate for the year ended December 31, 1995, which is included in Form S-1 of F.Y.I. Incorporated dated November 13, 1996. We also consent to the reference to our firm as experts in the same registration statement.

                                            MOSS ADAMS LLP

Seattle, Washington
November 11, 1996